Exhibit 10.10

Execution Copy

GUARANTY

This GUARANTY dated as of March 26, 2024 (this “Guaranty”), is made by PARK DENTAL PARTNERS INC., a Minnesota corporation (“Guarantor”), in favor and for the benefit of PDG 2007 LLC, a Minnesota limited liability company, as “Majority in Interest of the Investors,” as such term is defined in the Purchase Agreement (defined below) (herein, the “Investor Agent”).

WHEREAS, reference is made to the Amendment No. 2 to the Senior Secured Note Purchase Agreement, Amendment No. 1 to Security Agreement, Amendment No. 1 to Senior Secured Promissory Notes, Consent and Joinder (the “Amendment”), dated as of March 26, 2024, which amends that certain Senior Secured Note Purchase Agreement dated as of September 26, 2007 (the “Purchase Agreement”), by and between PDG, P.A., a Minnesota professional corporation (“Borrower”), the other Investors party thereto, and Investor Agent.

NOW, THEREFORE, in order to induce Investor Agent to consent to the Transactions (as defined in the Amendment) and waive any default thereunder (as further described in the Amendment), and in consideration of the financial accommodations given or to be given or continued to the Company by Investors, and for other good and valuable consideration to Guarantor, Guarantor hereby agrees as follows:

1.            All capitalized terms used in this Guaranty and not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement, Amendment and the Security Agreement (as defined in the Amendment).

2.            Guarantor hereby irrevocably and unconditionally guarantees to Investor Agent, for the ratable benefit of the Investors, the full and prompt payment and performance when due, whether by acceleration or otherwise, and at all times thereafter, of any and all indebtedness and obligations of the Company to Investors including extensions, renewals or refundings thereof (and extensions, renewals or refundings made after any release or termination hereof), whether such be direct or indirect, liquidated or unliquidated, absolute or contingent, single, joint, by the entirety or several, now existing or hereafter arising, due or to become due whether or not originally contracted with Investors, including, without limitation, any and all obligations of the Company any such Investor arising under those certain promissory notes (as the same may be amended, modified, supplemented or restated from time to time, collectively the “Notes”, and each, a “Note”) dated as of the September 26, 2007, issued by Company in favor such Investors (hereinafter collectively referred to as “Obligations” or, in the singular “Obligation”). “Obligations” or a “Obligation” shall also include expenses, including, without limitation, reasonable attorneys’ fees, incurred by Investor Agent in the efforts to collect any Obligation or to enforce the undertakings of Guarantor hereunder, or if Investor Agent asserts any claim, defense, or offset against Investor Agent that either Borrower or Guarantor has waived or agreed not to assert under the Amendment or this Guaranty.

3.            Whenever any such Obligations shall become due and remain unpaid, Guarantor shall, on demand, make prompt payment of the amount due thereon.

4.            Guarantor shall be obligated to make payment in full to Investor Agent in accordance with the terms and provisions hereof irrespective of the validity, regularity or enforceability of any instrument or writing evidencing such Obligation or of the Obligation itself, and if the Obligation is secured, said obligation of Guarantor to make payment hereunder shall be made irrespective of the validity, perfection, regularity or enforceability of any instrument or writing evidencing such security or of the security itself and it shall not be necessary for Investor Agent to resort to such security before enforcing Guarantor’s liability hereunder. Demand may be made upon Guarantor for the enforcement of this Guaranty without the necessity of action at any time by Investor Agent against the Company or to first accelerate the maturity of any Obligations. Any action taken by Investor Agent against the Company shall in no event be considered a waiver or diminishment of any rights against Guarantor under this Guaranty and Investor Agent shall, at Investor Agent’s sole discretion, have the right at any time to discontinue any action or proceeding against the Company and require full payment by Guarantor of the Obligations together with attorneys’ fees, cost of the proceedings and court costs. It is agreed that a compromise and settlement of any Obligation shall, in no sense, compromise or settle Guarantor’s liability hereunder. Investor Agent may apply any Collateral for the Obligations in such order as it may elect and without any obligation to account to Guarantor for the manner or order of application.

5.            Guarantor agrees that this Guaranty shall be construed as a continuing, absolute, and unconditional guaranty of the Obligations without regard to (i) the validity, regularity or enforceability of the Obligations or the disaffirmance thereof in any insolvency or bankruptcy proceeding relating to Borrower, or (ii) any event or any conduct or action of Borrower or the Investor Agent or any other party which might otherwise constitute a legal or equitable discharge of a surety or guarantor but for this provision.

6.            Guarantor does hereby waive presentment of any instrument, demand for payment, protest and notice of dishonor or nonpayment and Guarantor waives all rights arising out of any statute now existing or hereafter enacted with respect to guaranty or suretyship and which may otherwise require Investor Agent at any time to take legal action against the Company. Guarantor does hereby waive notice of the acceptance of this Guaranty and notice of any Obligation contracted or incurred by the Company.

7.            Investor Agent may, from time to time, without the consent of or notice to Guarantor, change the manner, interest rate, place or terms of payment, and change or extend the time of payment of, refund, increase, decrease, renew or alter in any manner any Obligation or security therefor, and may, from time to time, at its own discretion, without the consent of or notice to Guarantor, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order, any collateral pledged or mortgaged to secure any Obligation, without in any way affecting Guarantor’s obligation hereunder.

8.            The obligations of Guarantor hereunder shall apply to all Obligations, including Obligations arising on or prior to notice in writing from Guarantor that Guarantor will not be responsible for any further Obligations or notice from a Guarantor’s personal representative that Guarantor has died or been adjudicated incompetent to the extent Guarantor hereunder is a natural person. Any such notice, to be effective, must be actually received by Investor Agent. Notwithstanding the giving of such notice, the obligations of Guarantor shall continue in full force and effect as to all Obligations then existing including those contingent, unliquidated or not yet accrued and to any Obligations thereafter arising, to the extent that Investor Agent may be bound or permitted by contract or otherwise to create or permit the creation of additional Obligations including those which may or might have been contingent, unliquidated or not yet accrued Obligations at the time such notice is given. This Guaranty shall remain in full force and effect with respect to the Guarantor until five days after the Investor Agent receives written notice from the Guarantor revoking this Guaranty as to the Guarantor. In the event that this Guaranty is revoked by the Guarantor, said revocation shall have no effect on the continuing liability of the Guarantor to guarantee unconditionally the prompt payment of all Obligations which are contracted or incurred prior to the fifth day after receipt of the revocation notice, including such prior Obligations which are subsequently renewed, modified or extended after the revocation becomes effective, as well as all extensions of credit made after revocation pursuant to commitments made prior to such revocation. Revocation of this Guaranty by any guarantor shall not relieve any other guarantor of any liability. Except as provided in Section 8, the Guarantor’s obligations under this Guaranty for the Obligations will terminate upon the payment and performance in full of the Obligations.

9.            This Guaranty shall be understood to be for the benefit of Investor Agent or for such other person or persons as may from time to time become or be the holders of the Obligations; and this Guaranty shall be transferable and negotiable without notice to Guarantor with the same force and effect and to the same extent as such Obligations may be transferable.

10.           Investor Agent may release any other surety, guarantor or the Company without affecting the liability hereunder of Guarantor unless released by Investor Agent in writing. This Guaranty shall be binding upon Guarantor and upon Guarantor’s heirs, executors, personal representatives, administrators, legal representatives, successors and assigns and shall likewise be enforceable against any trusts created by Guarantor and shall inure to the benefit of Investor Agent, and their respective successors and assigns.

11.           Guarantor agrees that the Investor Agent is expressly authorized to forward or deliver any or all Collateral and security which may at any time be placed with it by Borrower or any other person, directly to Borrower for collection and remittance or for credit, or to collect the same in any other manner and to renew, extend, compromise, exchange, release, surrender or modify the installments of, any or all of such Collateral and security with or without consideration and without notice to the Guarantor and without in any manner affecting the absolute liability of the Guarantor hereunder in respect of the Obligations; and that the liability of the Guarantor hereunder shall not be affected or impaired by any failure, neglect or omission on the part of the Investor Agent to realize upon the obligations, or upon any Collateral or security therefor, nor by the taking by the Investor Agent of any other guaranty or guaranties to secure the obligations or any other indebtedness of Borrower to the Investor Agent, nor by the taking by the Investor Agent of Collateral or security of any kind nor by any act or failure to act whatsoever which, but for this provision, might or could in law or in equity act to release or reduce the Guarantor’s liability hereunder.

12.           Guarantor agrees that this Guaranty, and all obligations hereunder shall remain in full force and effect at all times hereinafter during the term hereof, notwithstanding any action or undertakings by, or against, Investor Agent, or concerning any collateral securing the Obligations in any proceeding under any bankruptcy law; including without limitation, matters relating to valuation of collateral, election or imposition of secured or unsecured claim status upon claims by Investor Agent, pursuant to the Bankruptcy Code, or Rules of Bankruptcy Procedure as may be applicable from time to time. Guarantor understands and agrees that in the event any payment made by or on behalf of the Company respecting any Obligation or any portion of any such payment shall at any time be repaid by the recipient in compliance with an order (whether or not final) by a court of competent jurisdiction pursuant to any provision of any bankruptcy law as now existing or hereafter amended or applicable state law, the Obligations shall not be deemed to have been paid to the extent of the repayment so made, the obligations of Guarantor shall continue in full force and effect and such recipient, whether or not that be Investor Agent, will continue to be entitled to the full benefits of this Guaranty notwithstanding any release, termination or return of this Guaranty. If acceleration of the time for payment of any amount payable by the Company to Investor Agent is stayed upon the insolvency, bankruptcy or reorganization of such the Company, all such amounts otherwise subject to acceleration under the terms of the Obligations shall nonetheless be payable by Guarantor hereunder forthwith on demand by Investor Agent.

13.           Guarantor hereby agrees that no payment of any Obligation shall entitle it by subrogation, indemnification, contribution, reimbursement or otherwise to any payment by the Company or by any other guarantor of any Obligation or from or out of any property of the Company or of any other guarantor of any Obligation until all Obligations have been paid in full.

14.           Guarantor agrees that (i) the Guarantor will indirectly benefit by and from the Transactions (as defined in the Amendment); (ii) the Guarantor has received legal and adequate consideration for the execution of this Guaranty and has executed and delivered this Guaranty to the Investor Agent in good faith in exchange for reasonably equivalent value; (iii) the Guarantor is not presently insolvent and will not be rendered insolvent by virtue of the execution and delivery of this Guaranty; (iv) the Guarantor has not executed or delivered this Guaranty with actual intent to hinder, delay or defraud the Guarantor’s creditors; and (v) the Investor Agent has agreed to consent to the Transaction (as defined in the Amendment) in reliance upon this Guaranty.

15.          Guarantor waives any and all claims against the Investor Agent and defenses to performance and payment hereunder relating in any way, directly or indirectly, to the performance of the Investor Agent’s obligations or exercise of any of its rights under the Purchase Agreement or Amendment. Guarantor agrees that no failure on the part of the Investor Agent to exercise, and no delay in exercising, any right or remedy hereunder shall operate as or constitute a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted hereby or by any related document or by law.

16.          Guarantor agrees that this Guaranty shall be binding upon the legal representatives, successors and assigns of the Guarantor, and shall inure to the benefit of the Investor Agent and its successors, assigns and legal representatives; that notwithstanding the foregoing, the Guarantor shall have no right to assign or otherwise transfer the Guarantor’s rights and obligations under this Guaranty to any third party without the prior written consent of the Investor Agent; and that any such assignment or transfer shall not release or affect the liability of the Guarantor hereunder in any manner whatsoever.

17.          Guarantor agrees that the possession of this instrument of guaranty by the Investor Agent shall be conclusive evidence of due execution and delivery hereof by the Guarantor.

18.          Guarantor agrees that if, at any time, all or any part of any payment previously applied by the Investor Agent to any of the obligations must be returned by the Investor Agent upon the insolvency, bankruptcy or reorganization of the Guarantor or otherwise, whether by court order, administrative order or settlement, the Guarantor shall remain liable for the full amount returned as if said amount had never been received by the Investor Agent, notwithstanding any term of this Guaranty or the cancellation or return of any note or other agreement evidencing the obligations.

19.           THIS GUARANTY AND ALL OBLIGATIONS, RIGHTS AND REMEDIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

20.          Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. In any action or proceeding involving any state law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the undersigned hereunder would otherwise be held or determined to be void, invalid or unenforceable on account of the amount of the undersigned’s liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the undersigned, the Investor Agent or any other person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.

21.          AT THE OPTION OF INVESTOR AGENT, THIS GUARANTY MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS, MINNESOTA; AND THE UNDERSIGNED CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE UNDERSIGNED COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS GUARANTY INVESTOR AGENT, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

22.          GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY (WHICH INVESTOR AGENT ALSO WAIVES) IN ANY ACTION, SUCH PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY OBLIGATIONS OR INVESTOR AGENT’S CONDUCT IN RESPECT TO ANY OF THE FOREGOING.

23.	The undersigned represents and warrants to Investor Agent that:

(a)            the undersigned is a corporation duly organized and existing in good standing under the laws of the State of Minnesota and has full power and authority to make and deliver this Guaranty to which it is a party;

(b)            the execution, delivery and performance of this Guaranty by the undersigned have been duly authorized by all necessary action of its board of directors, and do not and will not violate the provisions of, or constitute a default under, any presently applicable law or its Articles of Incorporation, Bylaws or any agreement presently binding on it;

(c)            there is no action, suit or proceeding pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor which, if adversely determined, would have a material adverse effect on the condition (financial or otherwise), properties or assets of the Guarantor, or which would question the validity of this Guaranty or any instrument, document or other agreement related hereto or required hereby, or impair the ability of the Guarantor to perform the Guarantor’s obligations hereunder or thereunder;

(d)            this Guaranty has been duly executed and delivered by an authorized officer of the undersigned and constitutes the lawful, binding and legally enforceable obligation of the undersigned, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability; and

(e)            the authorization, execution, delivery and performance of this Guaranty by the undersigned do not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency.

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SIGNED AND DELIVERED the date first stated above.

Address:	GUARANTOR:

Park Dental Partners, Inc.	PARK DENTAL PARTNERS, INC.,
Attention: Chief Administrator	a Minnesota corporation
2200 County Road C-West, Suite 2210
Roseville, Minnesota 55113	By:	/s/ Christopher J. Bernander
Name: Christopher J. Bernander
Its: Chief Financial Officer

[SIGNATURE PAGE TO GUARANTY]